UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29, 2022

INDAPTUS THERAPEUTICS, INC.

(formerly Intec Parent, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor
New York	10019
(Address of principal executive offices)	(Zip Code)

(347) 480 - 9760
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 29, 2022, Indaptus Therapeutics, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) for the following purposes: (1) to elect two directors to serve on the Company’s board of directors, (2) to hold an advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement, (3) to hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, and (4) to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2022. A total of 4,187,016 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected.

Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting and the final voting results on each such matter.

Proposal 1. Election of two directors to serve on the Company’s board of directors until the 2025 annual meeting of stockholders or until their successors are elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Hila Karah	2,217,482	70,996	1,898,538
Mark J. Gilbert, M.D.	2,139,176	149,302	1,898,538

Proposal 2. An advisory vote on the compensation of the Company’s named executive officers named in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
2,088,233	185,874	14,371	1,898,538

Proposal 3. An advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. Stockholders were given the choice of voting for future advisory votes on executive compensation to occur every one, two or three years:

One Year	Two Years	Three Years	Abstain
795,619	7,612	1,452,829	32,418

Proposal 4. Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accountant for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
4,116,792	11,221	59,003	0

In accordance with the recommendation of the Company’s board of directors, the Company’s stockholders approved, on an advisory basis, “three years” as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such recommendation, on September 30, 2022, the board of directors decided that the Company will hold advisory votes on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2022

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer